Washington Federal, Inc.
Fact Sheet
June 30, 2019
($ in Thousands)

					Exhibit 99.2

	As of 12/18		As of 03/19		As of 06/19
Loan Loss Reserve - Total	$137,415		$139,336		$140,272
General and Specific Allowance	131,165		133,086		134,022
Commitments Reserve	6,250		6,250		6,250
Allowance and Reserve as a % of Gross Loans	1.06%		1.05%		1.05%

	12/18 QTR	12/18 YTD	03/19 QTR	03/19 YTD	06/19 QTR	06/19 YTD
Loan Originations - Total	$1,044,766	$1,044,766	$999,605	$2,044,371	$1,001,385	$3,045,756
Single-Family Residential	130,605	130,605	102,907	233,512	160,010	393,522
Construction	257,222	257,222	388,502	645,724	283,231	928,955
Construction - Custom	110,585	110,585	88,103	198,688	119,792	318,480
Land - Acquisition & Development	41,773	41,773	25,315	67,088	29,287	96,375
Land - Consumer Lot Loans	8,777	8,777	5,660	14,437	8,403	22,840
Multi-Family	46,408	46,408	62,746	109,154	38,056	147,210
Commercial Real Estate	127,659	127,659	53,938	181,597	92,436	274,033
Commercial & Industrial	291,572	291,572	241,766	533,338	245,701	779,039
HELOC	29,493	29,493	24,255	53,748	23,828	77,576
Consumer	672	672	6,413	7,085	641	7,726

Purchased Loans (including acquisitions)	$—	$—	$—	$—	$—	$—

Net Loan Fee and Discount Accretion	$2,850	$2,850	$3,161	$6,011	$3,856	$9,867

Repayments
Loans	$871,794	$871,794	$772,907	$1,644,701	$929,662	$2,574,363
MBS	69,503	69,503	63,251	132,754	77,220	209,974

MBS Premium Amortization	$1,500	$1,500	$1,332	$2,832	$1,575	$4,407

Efficiency
Operating Expenses/Average Assets	1.79%	1.79%	1.66%	1.72%	1.72%	1.72%
Efficiency Ratio (%)	51.88%	51.88%	51.15%	51.52%	52.24%	51.76%
Amortization of Intangibles	$510	$510	$510	$1,020	$510	$1,530

EOP Numbers
Shares Issued and Outstanding	81,123,582		80,435,217		79,398,713

Share repurchase information
Remaining shares authorized for repurchase	292,406		9,593,701		8,537,241
Shares repurchased	1,740,192	1,740,192	698,705	2,438,897	1,056,460	3,495,357
Average share repurchase price	$28.12	$28.12	$29.65	$28.56	$32.45	$29.74

Washington Federal, Inc.
Fact Sheet
June 30, 2019
($ in Thousands)

Tangible Common Book Value	As of 12/18		As of 03/19		As of 06/19
$ Amount	$1,672,313		$1,694,014		$1,702,977
Per Share	20.61		21.06		21.45

# of Employees	1,910		1,921		1,962

Investments
Available-for-sale:
Agency MBS	$1,005,037		$1,029,937		$1,027,402
Other	446,303		515,669		480,535
	$1,451,340		$1,545,606		$1,507,937
Held-to-maturity:
Agency MBS	$1,586,815		$1,553,683		$1,508,175
	$1,586,815		$1,553,683		$1,508,175

	As of 12/18		As of 03/19		As of 06/19
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,844,963	44.9%	$5,861,404	44.3%	$5,873,583	44.1%
Construction	1,841,674	14.1	1,980,274	15.0	1,997,236	15.0
Construction - Custom	607,071	4.7	586,515	4.4	570,897	4.3
Land - Acquisition & Development	181,323	1.4	194,739	1.5	203,086	1.5
Land - Consumer Lot Loans	100,563	0.8	97,152	0.7	95,227	0.7
Multi-Family	1,405,172	10.8	1,423,723	10.8	1,403,142	10.5
Commercial Real Estate	1,526,887	11.7	1,570,502	11.9	1,622,943	12.2
Commercial & Industrial	1,213,738	9.3	1,230,888	9.3	1,256,398	9.4
HELOC	136,856	1.1	139,203	1.1	139,914	1.1
Consumer	162,221	1.2	156,002	1.2	142,317	1.1
	13,020,468	100%	13,240,402	100%	13,304,743	100%
Less:
Allowance for Loan Losses (ALL)	131,165		133,086		134,022
Loans in Process	1,138,308		1,162,787		1,148,876
Net Deferred Fees, Costs and Discounts	50,756		49,693		47,312
Sub-Total	1,320,229		1,345,566		1,330,210
	$11,700,239		$11,894,836		$11,974,533

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,790,114	49.5%	$5,806,890	48.8%	$5,820,350	48.6%
Construction	1,008,587	8.6	1,099,142	9.2	1,127,507	9.4
Construction - Custom	295,329	2.5	303,228	2.5	290,310	2.4
Land - Acquisition & Development	135,772	1.2	142,081	1.2	150,273	1.3
Land - Consumer Lot Loans	97,905	0.8	94,592	0.8	92,780	0.8
Multi-Family	1,391,787	11.9	1,410,964	11.9	1,390,847	11.6
Commercial Real Estate	1,508,225	12.9	1,552,160	13.0	1,604,168	13.4
Commercial & Industrial	1,178,727	10.1	1,195,695	10.1	1,220,859	10.2
HELOC	135,258	1.2	137,599	1.2	138,330	1.2
Consumer	158,535	1.4	152,485	1.3	139,109	1.2
	$11,700,239	100%	$11,894,836	100%	$11,974,533	100%

Washington Federal, Inc.
Fact Sheet
June 30, 2019
($ in Thousands)

	As of 12/31/18			As of 03/31/19			As of 06/30/19
Deposits by State (a)	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,106,095	52.8%	80	$6,160,538	52.6%	80	$5,358,165	45.4%	80
Idaho	804,721	7.0	24	824,158	7.0	24	863,157	7.3	24
Oregon	1,841,280	15.9	46	1,871,498	16.0	46	2,323,471	19.7	46
Utah	270,681	2.3	10	268,112	2.3	10	373,564	3.2	10
Nevada	345,744	3.0	11	352,307	3.0	11	353,807	3.0	11
Texas	100,517	0.9	6	100,204	0.9	6	176,555	1.5	6
Arizona	1,216,157	10.5	31	1,243,075	10.6	31	1,345,576	11.4	31
New Mexico	876,497	7.6	27	902,471	7.7	27	1,005,875	8.5	27
Total	$11,561,692	100%	235	$11,722,363	100%	235	$11,800,170	100%	235

(a) Effective June 30, 2019, commercial account deposits that were previously serviced and assigned to Washington were reassigned to their respective geographical region.
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$1,409,236	12.2%		$1,409,633	12.0%		$1,454,503	12.3%
Interest Checking	1,881,740	16.3		1,916,866	16.4		1,963,698	16.6
Savings	807,608	7.0		805,065	6.9		771,473	6.5
Money Market	2,645,762	22.9		2,651,434	22.6		2,660,176	22.5
Time Deposits	4,817,346	41.7		4,939,365	42.1		4,950,320	42.0
Total	$11,561,692	100%		$11,722,363	100%		$11,800,170	100%

Deposits greater than $250,000 - EOP	$3,285,153			$3,326,620			$3,458,411

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$638,166	1.08%		$683,509	1.46%		$892,532	1.65%
From 4 to 6 months	672,184	1.45%		914,679	1.65%		1,145,765	1.81%
From 7 to 9 months	730,877	1.68%		954,509	1.87%		770,444	2.02%
From 10 to 12 months	929,006	1.85%		732,802	2.02%		703,859	2.01%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$24,748	48.1%		$24,474	50.0%		$22,285	54.3%
Construction	1,380	2.7		1,282	2.6		—	—
Construction - Custom	—	—		—	—		1,161	2.8
Land - Acquisition & Development	438	0.9		242	0.5		173	0.4
Land - Consumer Lot Loans	785	1.5		579	1.2		641	1.6
Multi-Family	—	—		—	—		1,431	3.5
Commercial Real Estate	9,478	18.4		9,162	18.7		8,464	20.6
Commercial & Industrial	13,995	27.2		12,366	25.3		6,047	14.7
HELOC	599	1.2		812	1.7		803	2.0
Consumer	27	0.1		24	—		—	—
Total non-accrual loans	51,450	100%		48,941	100%		41,005	100%
Real Estate Owned	8,171			7,522			7,003
Other Property Owned	3,109			3,109			3,109
Total non-performing assets	$62,730			$59,572			$51,117

Non-accrual loans as % of total net loans	0.44%			0.41%			0.34%
Non-performing assets as % of total assets	0.39%			0.36%			0.31%

Washington Federal, Inc.
Fact Sheet
June 30, 2019
($ in Thousands)

	As of 12/31/18		As of 03/31/19		As of 06/30/19
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$133,808	89.4%	$126,265	89.8%	$117,968	91.5%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	103	0.1	99	0.1	95	0.1
Land - Consumer Lot Loans	4,601	3.1	4,489	3.2	4,056	3.1
Multi-Family	435	0.3	419	0.3	402	0.3
Commercial Real Estate	5,552	3.7	4,942	3.5	4,882	3.8
Commercial & Industrial	4,159	2.8	3,360	2.4	440	0.3
HELOC	968	0.6	960	0.7	953	0.7
Consumer	67	—	65	—	62	—
Total restructured loans	$149,693	100%	$140,599	100%	$128,858	100%

Restructured loans were as follows:
Performing	$143,768	96.0%	$136,233	96.9%	$124,108	96.3%
Non-performing (b)	5,925	4.0	4,366	3.1	4,750	3.7
Total restructured loans	$149,693	100%	$140,599	100%	$128,858	100%
(b) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (c)	AMOUNT	CO % (c)	AMOUNT	CO % (c)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(205)	(0.01)%	$(160)	(0.01)%	$18	—%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	339	0.24
Land - Acquisition & Development	(1,782)	(3.93)	(1,300)	(2.67)	(1,960)	(3.86)
Land - Consumer Lot Loans	(193)	(0.77)	48	0.20	215	0.90
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(186)	(0.05)	(244)	(0.06)	(90)	(0.02)
Commercial & Industrial	146	0.05	261	0.08	816	0.26
HELOC	885	2.59	157	0.45	(1)	—
Consumer	(73)	(0.18)	67	0.17	(273)	(0.77)
Total net charge-offs (recoveries)	$(1,408)	(0.04)%	$(1,171)	(0.04)%	$(936)	(0.03)%
(c) Annualized Net Charge-offs (recoveries) divided by Gross Balance.

Interest Rate Risk
NPV post 200 bps shock (d)		10.6%		11.5%		12.6%
Change in NII after 200 bps shock (d)		(2.6)%		(3.0)%		(1.7)%
(d) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
June 30, 2019
($ in Thousands)

Historical CPR Rates (e)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%

(e) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2019
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2018			March 31, 2019			June 30, 2019
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,542,621	$137,065	4.71%	$11,824,247	$141,061	4.84%	$11,925,478	$145,490	4.89%
Mortgage-backed securities	2,592,535	19,192	2.94	2,573,669	19,343	3.05	2,563,070	18,719	2.93
Cash & investments	579,580	4,752	3.25	727,540	5,523	3.08	696,640	5,956	3.43
FHLB & FRB Stock	132,305	1,613	4.84	138,646	1,655	4.84	138,144	1,661	4.82

Total interest-earning assets	14,847,041	162,622	4.35%	15,264,102	167,582	4.45%	15,323,332	171,826	4.50%
Other assets	1,167,575			1,156,071			1,139,374
Total assets	$16,014,616			$16,420,173			$16,462,706

Liabilities and Equity
Customer accounts	$11,436,685	26,579	0.92%	$11,602,579	29,666	1.04%	$11,724,841	32,331	1.11%
FHLB advances	2,457,880	16,891	2.73	2,616,389	17,846	2.77	2,603,846	17,829	2.75

Total interest-bearing liabilities	13,894,565	43,470	1.24%	14,218,968	47,512	1.36%	14,328,687	50,160	1.40%
Other liabilities	129,396			196,926			117,299
Total liabilities	14,023,961			14,415,894			14,445,986
Stockholders’ equity	1,990,655			2,004,279			2,016,720
Total liabilities and equity	$16,014,616			$16,420,173			$16,462,706

Net interest income		$119,152			$120,070			$121,666

Net interest margin (1)			3.21%			3.15%			3.18%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2019
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2019
Single-Family Residential	24,541	239	$5,872,750	43	28	70	141	0.57%	$26,591	0.45%
Construction	591	1,977	1,168,667	—	—	—	—	—	—	—
Construction - Custom	1,103	267	294,224	—	—	2	2	0.18	1,161	0.39
Land - Acquisition & Development	135	1,188	160,383	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,139	84	95,150	8	1	4	13	1.14	1,321	1.39
Multi-Family	1,143	1,228	1,403,120	—	—	1	1	0.09	1,431	0.10
Commercial Real Estate	982	1,653	1,622,944	1	1	6	8	0.81	4,400	0.27
Commercial & Industrial	1,883	667	1,256,398	2	9	19	30	1.59	5,744	0.46
HELOC	2,971	47	139,914	11	2	13	26	0.88	1,514	1.08
Consumer	3,798	37	142,317	22	11	13	46	1.21	497	0.35
	38,286	318	$12,155,867	87	52	128	267	0.70%	$42,659	0.35%

March 31, 2019
Single-Family Residential	24,692	237	$5,860,364	45	29	86	160	0.65%	$29,517	0.50%
Construction	687	1,659	1,139,970	—	—	1	1	0.15	1,282	0.11
Construction - Custom	1,147	268	307,405	—	1	—	1	0.09	476	0.15
Land - Acquisition & Development	140	1,090	152,546	1	—	—	1	0.71	152	0.10
Land - Consumer Lot Loans	1,150	84	97,033	4	—	3	7	0.61	755	0.78
Multi-Family	1,150	1,238	1,423,701	1	—	—	1	0.09	1,431	0.10
Commercial Real Estate	983	1,598	1,570,502	3	—	7	10	1.02	4,109	0.26
Commercial & Industrial	1,911	644	1,230,888	14	2	29	45	2.35	9,317	0.76
HELOC	2,932	47	139,203	5	3	12	20	0.68	1,221	0.88
Consumer	4,161	37	156,002	19	9	33	61	1.47	253	0.16
	38,953	310	$12,077,614	92	44	171	307	0.79%	$48,513	0.40%

December 31, 2018
Single-Family Residential	24,795	236	$5,844,383	33	30	94	157	0.63%	$27,150	0.46%
Construction	674	1,554	1,047,229	—	—	1	1	0.15	1,380	0.13
Construction - Custom	1,187	252	299,622	—	—	—	—	—	—	—
Land - Acquisition & Development	149	977	145,635	—	—	1	1	0.67	192	0.13
Land - Consumer Lot Loans	1,177	85	100,440	—	—	5	5	0.42	483	0.48
Multi-Family	1,155	1,217	1,405,149	2	1	—	3	0.26	1,625	0.12
Commercial Real Estate	965	1,582	1,526,887	4	2	6	12	1.24	6,804	0.45
Commercial & Industrial	1,897	640	1,213,738	9	5	28	42	2.21	10,302	0.85
HELOC	2,868	48	136,856	7	5	12	24	0.84	1,368	1.00
Consumer	2,993	54	162,221	23	10	33	66	2.21	275	0.17
	37,860	314	$11,882,160	78	53	180	311	0.82%	$49,579	0.42%